Exhibit 10.2

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of November 30, 2016, among RMG Networks Holding Corporation, a Delaware corporation (the “Company”), 2012 DOOH Investments LLC (“DOOH Investments”), DRW Commodities, LLC (“DRW Commodities”), and Children’s Trust C/U The Donald R. Wilson 2009 GRAT #1 (the “Trust” and together with DRW Commodities and DOOH Investments, the “Standby Purchasers” and each a “Standby Purchaser”).

RECITALS

WHEREAS, the Company proposes to distribute, at no charge, to each holder of record of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) as of the close of business on November 29, 2016 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “Rights Offering”);

WHEREAS, the Company will seek to raise a total of approximately $4,800,000 in connection with the Rights Offering;

WHEREAS, in connection with the Rights Offering, the Company’s stockholders of record as of the Record Date will receive 0.20991 of a Right for each share of Common Stock held as of the Record Date;

WHEREAS, each whole Right will entitle the holder thereof to purchase one share of Common Stock (the “Basic Subscription Rights”) at a subscription price equal to $0.62 per share (the “Subscription Price”);

WHEREAS, if and to the extent that all stockholders do not fully exercise their Basic Subscription Rights, each holder of a Right who exercises in full its Basic Subscription Right in the Rights Offering will be entitled to subscribe for additional shares of Common Stock (the “Oversubscription Rights”) to the extent they are available following the purchase of the First Standby Shares (as such term is defined below) by the Standby Purchasers pursuant hereto; and

WHEREAS, in order to facilitate the Rights Offering, the Standby Purchasers have agreed and committed, to purchase at the Subscription Price, subject to the terms and conditions of this Agreement, the First Standby Shares and such additional number of shares of Common Stock that remain unsubscribed following the exercise of the Oversubscription Rights in full (the “Unsubscribed Shares”), provided that the maximum number of shares of Common Stock that the Standby Purchasers shall be obligated to purchase pursuant to this Agreement shall be the sum of the First Standby Shares and the Maximum Additional Standby Shares (as such term is defined below).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.

Additional Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” of any Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person; provided, for purposes of this Agreement, the Company and its subsidiaries shall not be deemed to be Affiliates of any Standby Purchaser.

“Business Day” means any day, other than a Saturday, Sunday or other day on which banks in the city of New York are required or permitted to close.

“Control” has the meaning specified in Rule 12b-2 under the Exchange Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“First Standby Shares” means the number of shares of Common Stock calculated as (i) 4,645,161 shares minus (ii) the total number of shares (if any) subscribed for by the Standby Purchasers and any of their Affiliates pursuant to the exercise of the Basic Subscription Rights.

“Maximum Additional Standby Shares” means the number of shares of Common Stock calculated as (i) 5,645,161 shares minus (ii) (A) the total number of shares (if any) subscribed for by the Standby Purchasers and any of their Affiliates pursuant to the exercise of the Basic Subscription Rights and (B) the First Standby Shares.

“Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or other entity of any kind or nature.

“Pro Rata Portion” means, with respect to each Standby Purchaser, the percentage set forth opposite such Standby Purchaser’s name in Annex A.

“Remaining Shares” means the total number of shares of Common Stock issuable pursuant to the Rights Offering minus the total number of shares of Common Stock subscribed for by stockholders of the Company pursuant to the exercise of the Basic Subscription Rights.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Trading Day” means any day on which the NASDAQ Capital Market is open for trading.

2.

Rights Offering; Standby Commitment.

(a)

      Prospectus.  As promptly as reasonably practicable after the date of this Agreement, the Company shall prepare and file with the SEC, pursuant to Rule 424 under the Securities Act, a final prospectus supplement relating to the Rights Offering (the “Prospectus Supplement”), which will supplement the base prospectus contained in the Registration Statement on Form S-3 (SEC File No. 333-214043) (the “Registration Statement”) filed by the Company with the SEC and declared effective on November 2, 2016.  Such base prospectus, in the form in which it appears in the Registration Statement, as supplemented by the Prospectus Supplement is hereinafter referred to as the “Prospectus.”  The Prospectus Supplement shall be provided to the Standby Purchasers and their counsel prior to its filing with the SEC, and the Standby Purchasers and their counsel shall be given a reasonable opportunity to review and comment upon the Prospectus Supplement (and any post-effective amendments to the Registration Statement and any other amendments or supplements to the Prospectus that may be filed prior to the Closing or otherwise in connection with the Rights Offering).  The Prospectus Supplement shall reflect the terms of the Rights Offering as set forth in this Agreement (including, without limitation, the recitals set forth above).

(b)

   Rights Offering.  Promptly following the date on which the Prospectus Supplement is filed with the SEC, the Company shall distribute the Prospectus to the Company’s stockholders of record as of the Record Date and thereafter promptly commence the Rights Offering upon the terms set forth herein.  The Rights offering shall remain open for at least twenty (20) days, but no more than thirty (30) days, or such longer period as the Board of Directors of the Company determines is necessary to comply with applicable law.  Prior to the termination of this Agreement, the Company shall not amend any of the terms of the Rights Offering described in this Agreement (including, without limitation, in the recitals set forth above), terminate the Rights Offering or waive any material conditions to the closing of the Rights Offering, in each case, without the prior written consent of all of the Standby Purchasers. Subject to the terms and conditions of the Rights Offering, the Company shall effect the closing of the Rights Offering as promptly as practicable following the end of the Subscription Period. The closing of the Rights Offering shall occur at the time, for the Subscription Price and in the manner and on the terms set forth in the Prospectus Supplement, which terms shall be consistent with this Agreement in all respects.

(c)

   Standby Purchase Commitment. If upon the expiration of the Rights Offering there are any Remaining Shares, each Standby Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to such Standby Purchaser (or its designee), at the Subscription Price, its Pro Rata Portion of the lesser of the First Standby Shares and the Remaining Shares. If the number of Remaining Shares is greater than the number of First Standby Shares, and if following exercise by the Company’s stockholders of the Oversubscription Rights and after giving effect to all of the Standby Purchasers’ purchase of shares pursuant to the immediately preceding sentence there are Unsubscribed Shares available, each Standby Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to such Standby Purchaser (or its designee), at the Subscription Price, its Pro Rata Share of the lesser of such remaining Unsubscribed Shares and the Maximum Additional Standby Shares (the lesser of the foregoing (if any), together with the First Standby Shares that the Standby Purchasers are  obligated to purchase hereunder, the “Standby Shares”). Each Standby Purchaser acknowledges that the precise number of Standby Shares it will be obligated to purchase hereunder is yet to be determined, and could be its Pro Rata Portion of the full number of First Standby Shares and Maximum Additional Standby Shares. The offering of the Standby Shares to the Standby Purchasers is referred to herein as the “Standby Offering”.

(d)

   Amount of Standby Shares. During the Rights Offering, the Company will regularly advise each Standby Purchaser of the number of shares of Common Stock for which stockholders have exercised their Rights and will promptly respond to inquiries from any Standby Purchaser in that regard. Promptly, but in no event more than two (2) Business Days following the expiration of the Rights Offering, the Company will determine the number of Standby Shares and notify each Standby Purchaser in writing of the number of Standby Shares and the aggregate purchase price for such shares, determined as provided herein (the “Closing Purchase Amount”), as well as each Standby Purchaser’s Pro Rata Portion of the Standby Shares and Closing Purchase Amount.

(e)

   Closing. On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of the Standby Shares (the “Closing”) shall take place at the offices of Greenberg Traurig, LLP, Chicago, Illinois on the same day as the closing of the purchase and sale of the shares subscribed for in the Rights Offering, or as soon thereafter as is reasonably practicable (and in any event within three (3) Business Days following such date) (as applicable, the “Closing Date”). At the Closing, the Company shall deliver or cause to be delivered to each Standby Purchaser (or its designee) one or more certificates (or evidence of book-entry records) representing such Standby Purchaser’s Pro Rata Portion of the Standby Shares, and such Standby Purchaser shall deliver (or cause to be delivered) to the Company, by wire transfer, such Standby Purchaser’s Pro Rata Portion of the Closing Purchase Amount.

(f)

   Assignment to Affiliates.  Each Standby Purchaser shall have the right to arrange for one or more of its Affiliates (each, an “Affiliated Purchaser”) or one or more other Standby Purchasers to purchase any Standby Shares otherwise to be purchased by such Standby Purchaser pursuant to this Agreement, by written notice to the Company at least two (2) Business Days prior to the Closing Date, which notice shall be signed by the Standby Purchaser making such arrangement and each Affiliated Purchaser or other Standby Purchaser to which such arrangement relates, and shall contain a confirmation by such Affiliated Purchaser or other Standby Purchaser of the accuracy with respect to it of the representations set forth in Section 3. In no event will any such arrangement relieve any Standby Purchaser from its obligations under this Agreement (except that the obligation of the Standby Purchaser making such arrangement to purchase any of its Pro Rata Portion of the Standby Shares shall be reduced to the extent that Affiliated Purchasers or other Standby Purchasers purchase any of such Standby Shares at the Closing).

(g)

   Expense Reimbursement.  In consideration for each Standby Purchaser’s commitment to purchase the Standby Shares upon the terms set forth herein, the Company will promptly reimburse or pay, as the case may be, on the Closing Date, or if this Agreement is terminated prior to the Closing Date, within two Business Days following such termination, the out-of-pocket costs and expenses incurred by such Standby Purchaser in connection with the transactions contemplated hereby (including, without limitation, the Rights Offering, the Standby Offering, the Prospectus, and any subsequent registration statement, prospectus or prospectus supplement covering the resale of the Standby Shares, the commitment to purchase the Standby Shares hereunder and the negotiation and execution of this Agreement or any other document or instruments contemplated hereby), including reasonable fees and disbursements of counsel to each Standby Purchaser (collectively, “Transaction Expenses”). The provision for the payment of the Transaction Expenses is an integral part of the transactions contemplated by this Agreement and without this provision no Standby Purchaser would have entered into this Agreement.

(h)

   No Oversubscription.  Without limiting the rights of the Standby Purchasers hereunder (including, without limitation, the right to purchase the First Standby Shares or the Maximum Additional Standby Shares), each Standby Purchaser agrees that it will not exercise any of its Oversubscription Rights in the Rights Offering.

3.

Representations and Warranties of the Standby Purchasers. Each Standby Purchaser represents and warrants to the Company, severally and not jointly, on behalf of itself only, as follows:

(a)

   Existence and Good Standing; Authority. Such Standby Purchaser is (i) a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware, in the case of DRW Commodities, or Illinois, in the case of DOOH Investments, with full power and authority to perform its obligations under this Agreement; or (ii) in the case of the Trust, a trust duly formed in accordance with the laws of the state of Illinois.

(b)

   Enforceability. This Agreement is valid, binding and enforceable against such Standby Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principals.

(c)

   No Conflicts. Such Standby Purchaser is not in default under any agreement, indenture or instrument to which such Standby Purchaser is a party, the effect of which violation or default could reasonably be expected to have a material adverse  effect  on  such Standby Purchaser’s ability to consummate the transactions contemplated by this Agreement, and the execution, delivery and performance of this Agreement by such Standby Purchaser and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Standby Purchaser pursuant to the terms of any agreement, indenture or instrument to which such Standby Purchaser is a party, or any order, rule or regulation of any court or governmental agency having jurisdiction over such Standby Purchaser or any of its or his property, except in any case as would not have a material adverse effect on such Standby Purchaser’s ability to consummate the transactions contemplated by this Agreement; and, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required to be made or obtained  by such Standby Purchaser for the execution, delivery and performance  of this Agreement by such Standby Purchaser; provided that the parties acknowledge that each Standby Purchaser shall be obligated to make filings under Sections 13(d) and 16 of the Exchange Act in connection therewith.

(d)

   Accredited Standby Purchaser. Such Standby Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(e)

   Information; Knowledge of Business. Such Standby Purchaser is familiar with the business of the Company. Such Standby Purchaser has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is contemplated by this Agreement, is fully aware of the problems and risks involved in making an investment of this type, and is capable of evaluating the merits and risks of this investment. Such Standby Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.  Neither such Standby Purchaser’s familiarity with the business of the Company and access to information nor any due diligence investigations conducted by such Standby Purchase or its affiliates, advisors or representatives shall modify, amend or affect such Standby Purchaser’s right to rely on the representations and warranties of the Company contained in this Agreement.

(f)

   Investment Intent. The Standby Purchaser is acquiring the Standby Shares for its own account, as principal, and with no present intention of participating, directly or indirectly, in a distribution of the Standby Shares so acquired in violation of the Securities Act.

(g)

   Limited Liquidity. Such Standby Purchaser has no need for immediate liquidity in such Standby Purchaser’s investment in the Standby Shares and understands that there are restrictions on the subsequent resale or other transfer of the Standby Shares.

(h)

   Restricted Securities. Such Standby Purchaser understands that the Standby Shares purchased by such Standby Purchaser will be deemed “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by a holder thereof except pursuant to Rule 144, pursuant to an effective registration statement registering such Standby Shares under the Securities Act or in a transaction otherwise exempt from registration under the Securities Act. Further, such Standby Purchaser acknowledges that the following legend (but no other legend) shall be placed on the certificate(s) representing the Standby Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(i)

   No Manipulation or Stabilization of Price. Such Standby Purchaser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company in connection with the Rights Offering, and such Standby Purchaser does not have actual knowledge of any such action taken or to be taken by any person that has not been publicly disclosed.

(j)

   Ownership. As of the date of this Agreement, each Standby Purchaser and its Affiliates (excluding for this purpose Affiliates that are also Standby Purchasers) are the record owners of, in the aggregate, the shares of Common Stock and warrants exercisable to purchase shares of Common Stock as set forth on Schedule 3(j).

4.

Representations and Warranties of the Company.  The Company represents and warrants to the Standby Purchasers as follows:

(a)

   Existence and Good Standing; Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as currently conducted and proposed to be conducted and to perform its obligations under this Agreement.

(b)

   Authorization of Agreement; Enforceability. This Agreement has been duly and validly authorized (including by a duly appointed special committee of the Board of Directors of the Company consisting solely of directors who are both independent and disinterested), executed and delivered by the Company, and no further consent or action is required by the Company, its Board of Directors (or any committee thereof) or its stockholders. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principals.

(c)

   Due Authorization and Issuance of Shares. All of the shares of Common Stock to be issued pursuant to this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable; and none of such shares of Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Certificate of Incorporation, as amended, the Company’s Bylaws, as amended, or any material agreement or instrument to which the Company is a party or by which it is bound.

(d)

   No Conflicts. The Company is not in violation of its Certificate of Incorporation, as amended, or Bylaws, as amended, or in default under any agreement, indenture or instrument to which the Company is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the business, operations, results of operations, condition (financial or otherwise), asset, properties or prospects of the Company and its subsidiaries, taken as a whole, or on the legality, validity or enforceability of this Agreement or on the Company’s ability to perform its obligations hereunder or to consummate the Rights Offering or the Standby Offering (a “Material Adverse Effect”), and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, any agreement, indenture or instrument to which the Company is a party, which conflict, breach, default, lien, charge or encumbrance would have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) result in a violation of the Certificate of Incorporation or Bylaws of the Company, any law or any order, rule or regulation of any court, governmental agency or self-regulatory organization (including The NASDAQ Stock Market, LLC) having jurisdiction over the Company or any of its property; and, except as required by the Securities Act and the Exchange Act as expressly contemplated hereby, no consent, authorization or order of, or filing or registration with, any court, self-regulatory organization or governmental agency is required for the execution, delivery and performance of this Agreement, other than filings with The NASDAQ Stock Market, LLC that have been properly completed and filed prior to the date hereof.

(e)

   Capitalization.  As of the date of this Agreement, (i) the Company is authorized to issue up to 250,000,000 shares of Common Stock and has 37,182,041 shares of Common Stock issued and outstanding; and (ii) the Company is authorized to issue up to 1,000,000 shares of preferred stock, of which 280,000 have been designated as Series A Preferred Stock, and has no shares of Series A Preferred Stock issued or outstanding. As of the date of this Agreement, there are outstanding options to purchase an aggregate of 2,115,000 shares of Common Stock, warrants to purchase an aggregate of 9,649,318 shares of Common Stock and 265,000 shares of Common Stock are reserved for issuance pursuant to the Company’s 2013 Equity Incentive Plan. All of the outstanding shares of Common Stock and Series A Preferred Stock have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.  Except as set forth in this Section 4(e), no shares of capital stock or other equity securities or voting interest in the Company or any of its subsidiaries are issued, reserved for issuance or outstanding.  Except for the issuance of options in the ordinary course of business under the Company’s 2013 Equity Incentive Plan described in the Registration Statement and the Prospectus, since the respective dates as of which information is provided in the Registration Statement and the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company, other than this Agreement.

(f)

   No Manipulation or Stabilization of Price. The Company has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Company is not aware of any such action taken or to be taken by any person that has not been publicly disclosed.

(g)

   Registration Statement. Except with respect to statements in or omissions from the Registration Statement or Prospectus based upon written information relating to the Standby Purchasers furnished by the Standby Purchasers to the Company specifically for use therein, (i) (A) at the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the time any Common Stock is first sold in the Rights Offering and (D) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on its date, at the time of filing the Prospectus Supplement pursuant to Rule 424(b) and on the Closing Date, the Prospectus will conform in all material respects to the requirements of the Securities Act and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of this paragraph, the Registration Statement and Prospectus, as applicable, shall be deemed to include all such financial statements, financial information and schedules and other information which are incorporated by reference in or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Exchange Act that is deemed to be incorporated therein by reference therein or otherwise deemed by the Securities Act to be part of the Registration Statement of the Prospectus (as applicable).  The Company was at the time of filing the Registration Statement, and at the date hereof, remains eligible to use Form S-3 under the Securities Act.  As of the date hereof, the sale of Common Stock in the Rights Offering and pursuant to this Agreement complies, and as of the Closing Date, the sale of Common Stock in the Rights Offering and hereunder will comply, with the requirements of General Instruction I.B.6 of Form S-3.

(h)

   SEC Filings.

(i)

Since January 1, 2015, the Company has timely filed all reports, registrations, documents, filings, statements and submissions, together with any required amendments thereto (collectively the “Company SEC Documents”), that were required to be filed with the SEC under the Exchange Act. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Company SEC Documents contained, when filed with the SEC, and if amended, as of the date of such amendment, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(ii)

The Company’s consolidated financial statements, including the notes thereto, included or incorporated by reference in the Company SEC Documents (the “Company Financial Statements”) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied in all material respects (except as may be indicated in the notes and schedules thereto) during the periods involved and present fairly in all material respects the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods specified therein (subject to the absence of notes and year-end adjustments that are not material in the case of unaudited statements).

(iii)

Neither the Company nor any of its Subsidiaries has any liabilities or obligations (accrued, absolute, contingent or otherwise) of a nature that would be required to be accrued or reflected in a consolidated balance sheet prepared in accordance with GAAP, other than liabilities or obligations (A) reflected on, reserved against, or disclosed in the notes to, the consolidated balance sheets of the Company Financial Statements or (B) incurred in the ordinary course of business consistent since the date of the last consolidated balance sheet in the Company Financial Statements.

(i)

   Anti-Takeover Statutes.  The board of directors of the Company has taken such actions and votes as are necessary on its part to render the provisions of any applicable “fair price,” “moratorium,” “control share acquisition” or any other anti-takeover statute (including Section 203 of the Delaware General Corporation Law (“DGCL”)) or similar federal or state statute inapplicable to this Agreement and the transactions contemplated hereby, including the Company’s issuance to each Standby Purchaser of all of the shares of Common Stock that such Standby Purchaser may purchase hereunder and otherwise in the Rights Offering and such Standby Purchaser’s and such Standby Purchaser’s affiliates and associates (within the meaning of Section 203 of the DGCL)  ownership of all of the shares of Common Stock that such Standby Purchaser and such Standby Purchaser’s affiliates’ and associates’ will own immediately following the Closing.  The Company has not adopted a shareholder rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company.

(j)

   Acknowledgment Regarding the Standby Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that the Standby Purchasers are acting solely in the capacity of an arm’s length purchasers with respect to the Rights Offering, the Standby Shares and the transactions contemplated thereby and otherwise in connection with the Rights Offering. The Company further acknowledges that no Standby Purchaser is acting as a financial advisor or fiduciary of the Company with respect to the Rights Offering or the transactions contemplated hereby and any advice given by any Standby Purchaser or any of its representatives or agents in connection with the transactions contemplated hereby or the Rights Offering is merely incidental to such Standby Purchaser’s purchase of the Standby Shares.  The Company further represents to the Standby Purchasers that the Company’s decision to enter into this Agreement and to effect the Rights Offering on their respective terms has been based solely on the independent evaluation of the Rights Offering and the transactions contemplated hereby by the Company and its legal counsel, financial advisors and other representatives.

(l)

   NASDAQ Listing.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Capital Market. Except as set forth in the Current Report on Form 8-K filed by the Company with the SEC on September 23, 2016 (the “Bid Price 8-K”), the Company is in compliance in all material respects with all rules and regulations of the NASDAQ Capital Market, and the Company has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension, or termination of the trading or quotation of, the Parent Common Stock by or on the NASDAQ Capital Market in the foreseeable future.  Except as set forth in the Bid Price 8-K, the Company has received no communication, written or oral, from the SEC or the NASDAQ Capital Market regarding the suspension or termination of trading of the Common Stock on the NASDAQ Capital Market.  All of the shares of Common Stock issuable to the Company’s stockholders pursuant to this Agreement and the Rights Offering will be approved for listing on the NASDAQ Capital Market as of the Closing Date, subject only to notice of issuance.

(m)

   Financial Advisors. The Company represents and warrants to the Standby Purchasers that, except as disclosed in the most recent draft of the Prospectus Supplement furnished to the Standby Purchasers prior to the execution and delivery of this Agreement, (i) it has not engaged a placement agent, broker or financial advisor in connection with the Rights Offering or the transactions contemplated hereby and (b) there are no fees, commissions or expenses payable to any broker, finder or agent relating to or arising out of the transactions contemplated hereby.  The Company shall be responsible for the payment of any broker’s commissions or similar feels relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such payment.

5.

Conditions to Closing.

(a)

   Conditions to Both Parties’ Obligations. The obligations of the Company and each Standby Purchaser to  consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, on or prior to the Closing Date, of the following conditions:

(i)

the Rights Offering shall have been consummated at the Subscription Price and otherwise upon the terms set forth herein and in the Prospectus;

(ii)

no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Standby Offering or the transactions contemplated by this Agreement; and

(iii)

all required approvals and consents that are required in connection with the consummation of the transactions contemplated by this Agreement shall have been duly obtained and shall be effective.

(b)

   Conditions to Company’s Obligations. The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)

the representations and warranties of each Standby Purchaser in Section 2 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii)

the Standby Purchasers shall have performed all of their respective obligations hereunder.

(c)

   Conditions to Standby Purchasers’ Obligations. The obligations of each Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)

the representations and warranties of the Company in Section 3 shall be true and correct as of the date hereof and as of the Closing Date as if made as of such date;

(ii)

the Company shall have performed all of its obligations hereunder;

(iii)

to the extent such Standby Purchaser has exercised its Basic Subscription Rights, the Company shall have issued to such Standby Purchaser all shares of Common Stock issuable as a result of such exercise;

(iv)

the Company shall have executed and delivered to the Standby Purchasers the Registration Rights Agreement (as defined below);

(v)

no stop order shall have been entered by the SEC with respect to the Registration Statement; and

(vi)

 since the date of this Agreement, (A) there shall not have occurred any changes or events that, individually or in the aggregate would reasonably be expected to result in material adverse effect on the financial condition, business, properties, assets or prospects of the Company and its subsidiaries, taken as a whole; and (B) there shall not have occurred (i) a material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, or (ii) a material disruption in commercial banking or securities settlement or clearance services in the United States, or (iii) a declaration of a banking moratorium by either Federal or New York authorities.

6.

Survival. The covenants, representations and warranties of the parties contained in this Agreement or in any certificate delivered hereunder shall survive the Closing hereunder.

7.

Covenants.

(a)

   SEC Filings. The Company agrees, as soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchasers of (i) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement on the Registration Statement or any order preventing or suspending the use of any prospectus or any amendment or supplement thereto in connection with the Rights Offering, (ii) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Common Stock for offering or sale in any jurisdiction  or of the initiation, or the threatening, of any  proceeding for such purpose, or (iii) any request by the Commission for any amendment to the Registration Statement or for additional information. The Company shall use its reasonable best efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.

(b)

   Information About Standby Purchasers. Each Standby Purchaser agrees to furnish to the Company all information with respect to such Standby Purchaser that may be necessary for inclusion in the Registration Statement or any amendment thereto, or any prospectus or prospectus supplement to be filed pursuant thereto, and such information will not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Registration Statement or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

   Public Announcements. Neither the Company nor any Standby Purchaser shall issue any public announcement, statement or  other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law (including, in the case of each Standby Purchaser, Sections 13(d) and 16 of the Exchange Act) or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable.  The Company represents, warrants and covenants to each Standby Purchaser that no public announcement made by or on behalf of the Company relating to the Rights Offering contained or will contain any untrue statement of material fact or omit to state a material fact required to be stated in such public announcement or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

   NASDAQ Listing. The Company shall cause the shares of Common Stock issued to the Standby Purchasers hereunder or otherwise in the Rights Offering to be listed on the NASDAQ Capital Market.

(e)

   Operations. The Company will, and will cause its subsidiaries to, operate the Company’s business (including the business of the Company’s subsidiaries) in the ordinary course of business consistent with past practice through the Closing Date.  Without limiting the generality of the immediately preceding sentence, the Company shall not, and shall cause each of its subsidiaries not to: (i) issue, grant, deliver or sell any capital stock, equity security, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) its capital stock (other than with respect to (A) the issuance of the Rights and the Common Stock issuable upon the exercise thereof, (B) the issuance of the Standby Shares, (C) the granting of options or other equity awards under the Company’s 2013 Equity Incentive Plan and (D) the issuance of shares upon the exercise of options previously granted under the Company’s 2013 Equity Incentive Plan), (ii) effect any stock split, stock dividend, stock combination, recapitalization or similar event with respect to the Common Stock, (iii) make any amendments to its organizational documents, (iv) sell, lease or otherwise dispose of a material amount of assets or securities, including by merger, consolidation, asset sale or other business combination, other than sales of assets in the ordinary course of business consistent with past practice; (v) make any material acquisitions, by purchase or other acquisition of shares or other equity interests, or by merger, consolidation or other business combination, or material purchase of any property or assets, to or from any Person; (vi) adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, or (vii) approve, agree or commit to do, or set a record date for, any of the foregoing.

(f)

   Lock-Up. Each Standby Purchaser acknowledges and agrees that, without the prior written consent of the Company, during the period commencing on the Closing Date and continuing for a period of six months thereafter, such Standby Purchaser shall not (i) sell, assign, transfer (including by operation of law), incur any liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever, dispose of or otherwise encumber (each, a “Transfer”), (b) make any short sale of, grant any option for the purchase of, or (c) enter into any hedging or similar transaction with the same economic effect as a Transfer of, any of the Standby Shares.  Notwithstanding the foregoing, each Standby Purchaser may (a) transfer Standby Shares (i) as a bona fide gift or gifts, or by will or intestacy, or (ii) to (x) any family partnership or trust for the benefit of Donald R. Wilson and/or one or more members of his immediate family or (y) any affiliate of such Standby Purchaser or any charitable organization formed by such Standby Purchaser or any of its affiliates, provided, in any such case, that the transferee agrees to be bound in writing by the terms of this paragraph prior to such transfer; (b) transfer Standby Shares to partners, members, stockholders or beneficiaries of the Standby Purchaser, provided that (y) the transferee agrees to be bound in writing by the terms of this Section 7(f) prior to such transfer and (z) such transfer does not involve a disposition for value.  Furthermore, the restrictions contained in this Section 7(f) shall not apply to any transfers, sales, tenders or other dispositions of Standby Shares pursuant to a tender offer for Common Stock of the Company or any merger, consolidation or other business combination involving the Company or its securities.

(g)

   Rule 144. For a period of two (2) years after the Closing Date and thereafter until there are no “Registrable Securities” (as such term shall be defined in the Registration Rights Agreement (as defined below)), the Company will use its commercially reasonable efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Standby Purchaser, make publicly available such information as necessary to permit sales pursuant to Rule 144 of the Securities Act), and will use commercially reasonable efforts to take such further action as such Standby Purchaser may reasonably request, all to the extent required from time to time to enable the Standby Purchasers to sell Standby Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 of the Securities Act.

(h)

   Registration Rights Agreement. At or prior to the Closing, the Company shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Standby Purchasers, in form and substance reasonably acceptable to the Standby Purchasers, pursuant to which the Company shall agree to, as soon as practicable following the Closing Date, register all of the shares held by the Standby Purchasers and/or their respective Affiliates, including all shares of Common Stock held by the Standby Purchasers and/or their respective Affiliates as of the date hereof.  Such Agreement shall provide for demand and “piggyback” registration rights, including with respect to underwritten offerings.

(i)

   Satisfaction of Closing Conditions.  The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement. Without limiting the foregoing, the Company shall use its reasonable best efforts, and shall cause its Affiliates to use their reasonable best efforts, to, take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to consummate the Rights Agreement as provided in this Agreement and the Prospectus Supplement.

(j)

   Legend Removal.  Certificates evidencing any of the Standby Shares shall not contain any legend (including the legend set forth in Section 3(h) hereof), (i) while a registration statement covering the resale of such Standby Shares is effective under the Securities Act, (ii) following any sale of such Standby Shares, or in the event a Standby Purchaser provides customary representations and covenants that such Standby Shares are being sold, pursuant to Rule 144, (iii) if such Standby Shares are eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions thereunder, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission).  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the transfer agent to effect the removal of the legend hereunder.  The Company agrees that at such time as such legend is no longer required under this Section 7(j) , it will, no later than the earlier of (X) three (3) business days and (Y) the number of business days comprising the Standard Settlement Period (as defined below) following the delivery by a Standby Purchaser to the Company or the transfer agent of a certificate representing Standby Shares bearing a restrictive legend (the “Legend Removal Date”), deliver or cause to be delivered to such Standby Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company shall not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in Section 3(h) hereof.  Certificates for Standby Shares subject to legend removal hereunder shall be transmitted by the transfer agent to a Standby Purchaser by crediting the account of such Standby Purchaser’s prime broker with the Depository Trust Company System (“DTC”) through its Deposit/Withdrawal at Custodian system as directed by such Standby Purchaser.  As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of business days, on the Company’s primary trading market with respect to the Common Stock (which as of the date of this Agreement is the NASDAQ Capital Market) as in effect on the date of delivery of a certificate representing the applicable Standby Shares (or the date of crediting such Standby Shares with DTC, as applicable), as the case may be, issued without a restrictive legend.

8.

Termination.

(a)

   By the Standby Purchasers. The Standby Purchasers may terminate this Agreement (i) if the Company materially breaches any of its representations and warranties or any of its covenants or obligations under this Agreement and such breach is not cured within five (5) Business Days following written notice to the Company, or (ii) in the event of an incurable failure of a condition to close that cannot be unilaterally waived by the Company.  Following the termination of this Agreement pursuant to this Section 8(a), the Company shall not commence, effect or consummate the Rights Offering or a similar offering within six months of such termination without the prior written consent of the Standby Purchasers.

(b)

   By the Company. The Company may terminate this Agreement (i) in the event the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering; (ii) if consummation of the Rights Offering or the Standby Offering is prohibited by applicable law, rules or regulations, or (iii) if a Standby Purchaser materially breaches any of its representations and warranties or any of its covenants or obligations under this Agreement and such breach is not cured within five (5) Business Days following written notice to the Standby Purchasers, or (iv) in the event of incurable failure of a condition to close that cannot be unilaterally waived by the Standby Purchasers; provided that, except in the case of a termination pursuant to clause (iii) of this Section 8(b), the Company shall not commence, effect or consummate the Rights Offering or a similar offering within six months of such termination without the prior written consent of the Standby Purchasers.

(c)

   Other. Either of the parties hereto may terminate this Agreement if the Closing has not occurred by the close of business on January 31, 2017 through no fault of the terminating party; provided that, the Company shall not commence or effect the Rights Offering or a similar offering within six months following such termination without the prior written consent of the Standby Purchasers. In addition, this Agreement shall terminate upon the parties’ mutual consent.

(d)

   Effect of Termination. The Company and each Standby Purchaser hereby agree that any termination of this Agreement pursuant to this Section 8 (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability to the Company or any Standby Purchaser.

9.

Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed  by  the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the next Business Day after it is transmitted if delivered by email (subject to absence of a message back to the sender of undeliverability); or (c) on the next Business Day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

RMG Networks Holding Corporation

15301 Dallas Parkway, Suite 500

Addison, TX 75001

Attention: General Counsel

Email: bob.robinson@rmgnetworks.com

with a copy to:

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, IL 60601

Attn: Ameer Ahmad, Esq.

Email: ahmada@gtlaw.com

If to any Standby Purchaser:

c/o DRW Holdings, LLC

540 W. Madison St., Suite 2500

Chicago, IL 60661

Attn:  General Counsel

Email: GeneralCounsel@DRWHoldings.com

with a copy to:

Katten Muchin Rosenman LLP

525 W. Monroe St.

Chicago, Illinois 60661

Attn: Mark D. Wood

Email:  mark.wood@kattenlaw.com

or to such other representative or at such other address of a party as such party hereto may furnish to the other party in writing in accordance with this Section 8.

10.

Indemnification, Contribution.

(a)

   Whether or not the Rights Offering, the Closing or the other transactions contemplated hereby are consummated or this Agreement is terminated, the Company (in such capacity, the “Indemnifying Party”) shall indemnify, defend and hold harmless each Standby Purchaser and each Affiliated Purchaser, their respective Affiliates and their respective officers, directors, members, managers, partners, employees, agents, advisors, controlling persons, heirs, trustees, beneficiaries, successors and assigns, as applicable (each, an “Indemnified Person”), from and against any and all losses, claims, damages, liabilities, amounts paid in settlement and reasonable expenses, joint or several (“Losses”) incurred by such Indemnified Person or to which any such Indemnified Person may become subject arising out of or in connection with any claim, challenge, litigation, investigation or proceeding (“Proceedings”) arising out of or relating to the Rights Offering, the Standby Offering, this Agreement, the Registration Statement, or the Prospectus, any amendment or supplement thereto or the transactions contemplated by any of the foregoing and shall reimburse such Indemnified Persons for any reasonable legal fees and expenses or other out-of-pocket expenses incurred in connection with investigating, responding to or defending any of the foregoing; provided that the foregoing indemnification will not apply to Losses to the extent that they resulted from (i) statements or omissions in the  Prospectus or any amendment or supplement thereto made in reliance upon or in conformity with information relating to such Indemnified Person furnished to the Company in writing by or on behalf of such Indemnified Person expressly for use in the Prospectus or any amendment or supplement thereto or (ii) the material breach of this Agreement by a Standby Purchaser or an Affiliated Purchaser. If for any reason the foregoing indemnification is unavailable to any Indemnified Person (except as set forth in the proviso to the immediately preceding section) or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Person on the other hand as well as any relevant equitable considerations.

(b)

   Promptly after receipt by an Indemnified Person of notice of the commencement of any Proceedings with respect to which the Indemnified Person may be entitled to indemnification hereunder, such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided that the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure. In case any such Proceedings are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person; provided that if the defendants in any such Proceedings include both such Indemnified Person and the Indemnifying Party and such Indemnified Person shall have concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of such Indemnified Person. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election so to assume the defense of such Proceedings and approval by such Indemnified Person of counsel, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person thereafter in connection with the defense thereof (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one firm of counsel, plus local counsel, in any jurisdiction representing the Indemnified Person), (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice of commencement of the Proceedings or (iii) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.

11.

Entire Agreement. This Agreement constitutes the entire agreement and understanding among the Standby Purchasers and the Company with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof.

12.

Third Party Beneficiary. This Agreement is for the benefit only of the parties hereto, and for purposes of Section 10 the Indemnified Persons, and no other party may assert or enforce any rights derived from this agreement.

13.

Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

14.

Amendments. This Agreement may be modified or amended only with the written consent of the Company and all of the Standby Purchasers.

15.

Severability. If any provision of this Agreement shall be invalid under the applicable law of any jurisdiction, the remainder of this Agreement shall not be affected thereby.

16.

Modification of Rights Offering. The Company may (a) waive irregularities in the manner of the exercise of the Rights, or (b) waive conditions relating to the method of the exercise of the Rights, in each case without the consent of the Standby Purchasers.

17.

Assignment.  Except as provided Section 2(f) of this Agreement, neither party hereto shall have the right to assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

18.

Counterparts; Electronic Delivery.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.  Electronic transmission of a “pdf” of a counterpart signature page hereto shall have the same effect as personal delivery of a manually executed original signature page hereto.

19.

Interpretative Matters.  Unless the context otherwise requires, (i) all references to Sections, Schedules, Annexes or Exhibits are to Sections, Schedules, Annexes or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation and (v) the word “or” shall not be exclusive.

21.

Independent Nature of Standby Purchasers’ Obligations and Rights.  The obligations of each Standby Purchaser under this Agreement and with respect to the Standby Offering  are several and not joint with the obligations of any other Standby Purchaser, and no Standby Purchaser shall be responsible in any way for the performance of the obligations of any other Standby Purchaser under any this Agreement or with respect to the Standby Offering.  The decision of each Standby Purchaser to purchase shares of Common Stock pursuant to this Agreement or in the Rights Offering has been made by such Standby Purchaser independently of any other Standby Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Standby Purchaser or by any agent or employee of any other Standby Purchaser, and no Standby Purchaser or any of its agents or employees shall have any liability to any other Standby Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in this Agreement, and no action taken by any Standby Purchaser pursuant thereto or with respect to the Rights Offering, shall be deemed to constitute the Standby Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Standby Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Rights Offering.  Each Standby Purchaser acknowledges that no other Standby Purchaser has acted as agent for such Standby Purchaser in connection with making its investment hereunder and that no other Standby Purchaser will be acting as agent of such Standby Purchaser in connection with monitoring its investment hereunder.  Each Standby Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Standby Purchaser to be joined as an additional party in any proceeding or action for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

COMPANY:

RMG NETWORKS HOLDING CORPORATION

By:	/s/ Robert Michelson
Name:	Robert Michelson
Title:	CEO/President

STANDBY PURCHASERS:

2012 DOOH INVESTMENTS LLC

By:	DOOH Investment Manager LLC
Its:	Manager

By:	/s/ Donald R. Wilson, Jr.
Name:	Donald R. Wilson, Jr.
Title:	Manager

DRW COMMODITIES, LLC

By:	/s/ Donald R. Wilson, Jr.
Name:	Donald R. Wilson, Jr.
Title:	Manager

CHILDREN’S TRUST C/U THE DONALD R. WILSON 2009 GRAT #1

By:	/s/ Jennifer Wilson
Name:	Jennifer Wilson
Title:	Trustee

ANNEX A

PRO RATA PORTIONS

Standby Purchaser	Pro Rata Portion
2012 DOOH Investments LLC	10.8336%
DRW Commodities, LLC	19.0487%
Children’s Trust C/U The Donald R. Wilson 2009 GRAT #1	70.1177%

Schedule 3(j)

Standby Purchaser	Common Stock Owned by Standby Purchaser and its Affiliates (excluding other Standby Purchasers)	Warrants Owned by Standby Purchaser and its Affiliates (excluding other Standby Purchasers)
2012 DOOH Investments LLC	1,339,048	2,533,333
DRW Commodities, LLC	2,354,450	0
Children’s Trust C/U The Donald R. Wilson 2009 GRAT #1	8,666,666	0